United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: May 29, 2024

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
6.000% Series A Cumulative Redeemable Preferred Stock, $0.01 Par Value	O PR	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30A	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Appointment of Neale Redington as Chief Accounting Officer

On May 29, 2024, Realty Income Corporation (the “Company”) appointed Neale Redington, as Senior Vice President and Chief Accounting Officer of the Company effective June 27, 2024 (the “Effective Date”), succeeding Sean Nugent as principal accounting officer of the Company. As of the Effective Date, Sean Nugent will continue to serve as the Company’s Senior Vice President and Controller.

Mr. Redington, 57, previously served as Chief Accounting Officer of Colony Capital, Inc. (now known as Digital Bridge Group, Inc.) from 2008 to 2021 and as the Chief Financial Officer for its Non-Digital business from 2021 to 2022. He also served as Chief Financial Officer of Colony Credit Real Estate, Inc. (now known as Brightspire Capital, Inc.) from 2018 to 2021. Mr. Redington began his career at Deloitte & Touche LLP (“Deloitte”) in 1987 and remained there until 2008. During his tenure at Deloitte, he worked as an Audit Partner and as the U.S. Partner-in-charge of Hospitality Audit. Mr. Redington holds a Bachelor of Commerce degree in Accounting from the University of Birmingham in England and is a Fellow Chartered Accountant in England and Wales as well as being licensed as a Certified Public Accountant in California (inactive).

Mr. Redington has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Redington is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Redington's annual compensation consists of a base salary of $350,000, a target annual cash bonus of $350,000, and a 2024 target annual restricted stock award with a value of $600,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2024	REALTY INCOME CORPORATION

	By:	/s/ BIANCA MARTINEZ
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary